UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

845 Market Street, Suite 450, San Francisco, California, 94103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

April 2025 Reduction-in-Force

On April 9, 2025, Marin Software Incorporated, a Delaware corporation (the “Company” or “we,” “us” and “our”), commenced implementing an organizational restructuring and reduction-in-force plan to further reduce the Company’s operating costs (the “April 2025 Restructuring Plan”), which is expected to result in the reduction of the Company’s global employees by 20 employees, representing approximately 30% of the Company’s global employees as of March 31, 2025. In addition, the Company expects to release approximately 9 independent contractors. The Company expects to substantially complete the April 2025 Restructuring Plan by the end of the quarter ending June 30, 2025.

The Company estimates that it will incur between approximately $0.4 million of cash expenditures in connection with the April 2025 Restructuring Plan, substantially all of which relates to severance costs. The Company expects to recognize the majority of the pre-tax restructuring charges by the end of the quarter ending June 30, 2025.

Dissolution-related Disposal Activities

The Company is currently unable to make a determination of the estimated amount or range of amounts of the charge that will result in future cash expenditures in connection with the Dissolution (as defined below), which is subject to approval by the Company’s stockholders. If the Dissolution is approved and if and when the Company makes a determination of such an estimate or range of estimates, the Company undertakes to file an amended report on Form 8-K under this Item 2.05 within four (4) business days.

Item 8.01 Other Events.

The Board of Directors (the “Board”) of the Company, upon analysis of the best way to provide a return of value to the Company’s stockholders and after considering other factors, including the remaining assets of the Company, approved the voluntary liquidation and dissolution of the Company (the “Dissolution”) and adopted a Plan of Liquidation and Dissolution of the Company (the “Plan of Dissolution”) on April 9, 2025, subject to stockholder approval being received at a special meeting of stockholders (the “Special Meeting”). If the stockholders approve the Dissolution pursuant to the Plan of Dissolution, the Company currently plans to file a Certificate of Dissolution with the Secretary of State of Delaware and proceed with the Dissolution in accordance with the Plan of Dissolution and Delaware law as soon as practical following the Special Meeting; however, such filing may be delayed or not filed at all as determined by the Board in its sole discretion.

In general terms, if the Company dissolves pursuant to the Plan of Dissolution, the Company will cease conducting its business, wind up its affairs, seek to dispose of its non-cash assets, pay or otherwise provide for its obligations, and distribute its remaining assets, if any, during a post-dissolution period. With respect to the Dissolution, the Company will follow the dissolution and winding up procedures prescribed by Delaware law and the Plan of Dissolution.

Through the liquidation and dissolution process, the Company intends, to the fullest extent possible, to pay its creditors and discharge its liabilities, as well as return any value that may remain to stockholders and other stakeholders, consistent with the stockholder-approved Plan of Dissolution. Any distributions from the Company will be made to its stockholders according to their holdings of common stock, par value $0.0001 per share (“Common Stock”) as of the date the Company files a Certificate of Dissolution, which due to the Dissolution, shall also be the date on which the Company closes its stock transfer books and discontinues recording transfers of its Common Stock, except for transfers by will, intestate succession or operation of law. Accordingly, there will be limited ability to sell or transfer your Company securities after the Certificate of Dissolution is filed.

The Dissolution is subject to the Company’s stockholder approval. The Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to the Special Meeting, at which meeting the Company’s stockholders will be asked to, among other items, consider and approve the Dissolution pursuant to the Plan of Dissolution (a copy of which is filed with this Current Report on Form 8-K and will be attached to the proxy statement). The Board reserves the right to abandon the Dissolution and the Plan of Dissolution, even if approved by the Company’s stockholders, if the Board, in its sole discretion, determines that the Dissolution or the Plan of Dissolution is no longer in the best interests of the Company and its stockholders.

The foregoing description of the Plan of Dissolution contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Plan of Dissolution and such description is qualified in its entirety by reference to the full text of the Plan of Dissolution, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company also issued a press release concerning the Dissolution on April 10, 2025, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In the Form 12b-25 Notice of Late Filing previously filed by the Company with the SEC on March 31, 2025, the Company disclosed then ongoing negotiations with a private party concerning a potential sale of substantially all of the Company’s assets (the “Potential Transaction”) to be immediately followed by a statutory dissolution under Delaware law and liquidation of the Company. For the avoidance of doubt, the Company is no longer pursuing such Potential Transaction.

Additional Information and Where to Find It

The Company intends to file a preliminary proxy statement on Schedule 14A with the SEC with respect to the Special Meeting of Company stockholders to be held in connection with the Dissolution. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Dissolution. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING IN CONNECTION WITH THE DISSOLUTION, THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE DISSOLUTION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the Dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://investor.marinsoftware.com/Investor-home/default.aspx ) or by writing to Marin Software Incorporated, Investor Relations, ir@marinsoftware.com. Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this Current Report on Form 8-K, and, therefore, is not incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Dissolution, including their respective ownership of the Company’s Common Stock and securities will be contained in the proxy statement for the proposed Dissolution when available. In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on February 23, 2024, and as modified or supplemented by any Form 3 or Form 4 or definitive proxy statement filed with the SEC since the date of such filing.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K, including exhibits, contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Dissolution and other related matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company’s and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Dissolution, the filing of the proxy statement, and estimates regarding costs associated with the Company’s reduction-in-force. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Document

2.1	Plan of Liquidation and Dissolution of Marin Software Incorporated.

99.1	Press Release dated April 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: April 10, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer